UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the registrant ☐

Filed by a party other than the registrant ☒

Check the appropriate box:

☐       Preliminary proxy statement

☐       Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐       Definitive proxy statement

☒       Definitive additional materials

☐       Soliciting material pursuant to Section 240.14a-12

BROADWIND, INC.
(Name of Registrant as Specified in Its Charter)

WM ARGYLE FUND, LLC JAY DOUGLAS ARMBURGER RYAN BOGENSCHNEIDER CHRISTINE M. CANDELA JAMES M. ROBINSON IV
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

WM Argyle Fund, LLC (the "Fund") is filing the attached proxy card as an amendment to the Definitive Proxy Statement on Schedule 14A that was filed with the U.S. Securities and Exchange Commission on April 11, 2023 (the "DEF 14A") with respect to Broadwind, Inc., a Delaware corporation (the "Company"), as the proxy card contained an inadvertent error. The proxy card being mailed to the Company’s stockholders is in the corrected form attached hereto. This Form DEFA14A is filed solely to correct the EDGAR version of the DEF 14A so that it includes the proxy card being sent to stockholders.

 WM ARGYLE FUND, LLC IS SOLICITING FOR THIS GREEN UNIVERSAL PROXY C ARD PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE. .TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED .GREENUNIVERSAL PROXYCARDBROADWIND, INC. Proxy Card for 2023 Annual Meeting of Stockholders The Board of Directors of Broadwind is Not Soliciting For this Green Universal Proxy Card The undersigned hereby appoints each of Ryan Bogenschneider, Christine M. Candela, James M. Robinson IV and Jay Douglas Armburger, as attorneys and agents with full power of substitution, to vote all shares of common stock of Broadwind, Inc., a Delaware corporation (“Broadwind” or the “Company”), that the undersigned would be entitled to vote at the Annual Meeting of stockholders of the Company scheduled to be held at Broadwind's corporate office located at 3240 South Central Avenue, Cicero, Illinois 60804, including at any adjournments or postponements thereof and any meeting called in lieu thereof (the “2023 Annual Meeting”), with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, and, to the extent authorized by Rule 14a-4(c)(3) under the Exchange Act, with discretionary authority as to any and all other matters that may properly come before the 2023 Annual Meeting that are unknown to WM Argyle Fund, LLC (“Argyle”) a reasonable time before this solicitation.None of the proposals identified on this proxy are conditioned on the approval of other matters.In the event that any of Ryan Bogenschneider, Christine M. Candela and James M. Robinson IV (collectively, the "Nominees") is unable to serve or for good cause will not serve as a director, Argyle has reserved the right to substitute for any such Nominee and has reserved the right to further nominate or add additional persons if the Company purports to increase the number of directorships after the date hereof and prior to the 2023 Annual Meeting. In the event that any additional or substitute persons are so nominated, Argyle will vote this proxy card in favor of such additional or substitute nominees. Argyle reserves the right to withdraw the nomination of any Nominee or any additional or substitute nominee at any time.The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. IF THIS PROXY CARD IS SIGNED AND RETURNED, IT WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS AND AS DETAILED BELOW AS APPLICABLE.IF YOU DO NOT MARK A VOTE ON ANY OF THE PROPOSALS ON THE GREEN UNIVERSAL PROXY CARD, THE NAMED PROXIES (LISTED ABOVE) WILL EXERCISE THEIR DISCRETION TO CAUSE YOUR PROXY TO BE VOTED “FOR” THE NOMINEES AND THE COMPANY'S NOMINEES OTHER THAN THE OPPOSED COMPANY NOMINEES, TO VOTE "AGAINST" PROPOSAL 2, TO VOTE FOR THE "ONE YEAR" OPTION FOR PROPOSAL 3, TO VOTE "AGAINST" PROPOSAL 4 AND TO VOTE "FOR" PROPOSAL 5. THE NAMED PROXIES WILL ALSO EXERCISE THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE 2023 ANNUAL MEETING.YOU MAY VOTE “FOR” UP TO SEVEN NOMINEES IN TOTAL IN PROPOSAL 1: IF YOU VOTE ON AT LEAST ONE NOMINEE BUT FEWER THAN SEVEN NOMINEES IN PROPOSAL 1, YOUR SHARES WILL ONLY BE VOTED “FOR” THOSE NOMINEES YOU HAVE SO MARKED.IF YOU VOTE “FOR” MORE THAN SEVEN NOMINEES IN PROPOSAL 1, ALL OF YOUR VOTES WILL BE INVALID AND WILL NOT BE COUNTED.

YOUR VOTE IS IMPORTANT

Please vote your shares of Broadwind common stock for the upcoming
2023 Annual Meeting of Stockholders.

YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS:

Submit your proxy by Internet
Please access www.CESVote.com using a computer or a smartphone or by scanning the unique QR code containing your unique control number provided in your proxy card with your smartphone camera. Then, simply follow the easy instructions on the voting site. If you access www.CESVote.com without scanning a QR code, you will be required to provide the unique control number printed below.

Submit your proxy by Telephone
Please call toll-free in the U.S. or Canada at 1-888-693-8683 on a touch-tone telephone. You will be required to provide the unique control number printed below.

CONTROL NUMBER

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned the **GREEN universal proxy card from**

Submit your proxy by Mail
Please complete, sign, date and return the proxy card in the envelope provided to: InvesterCom, 19 Old Kings Highway S, Suite 130, Darien, CT 06820.

▼ TO VOTE BY MAIL, PLEASE FOLD PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

☒ *Please mark your vote with **X** as shown in this sample*

Proposal 1 – Election of Directors for terms ending in 2024
Vote "FOR" up to seven (7) nominees in total. If you vote this GREEN universal proxy card for less than seven nominees, your shares will only be voted "FOR" those nominees you have marked. If you vote this GREEN universal proxy card "FOR" more than seven nominees, all of your votes on Proposal 1 will be invalid and will not be counted.

Argyle recommends voting "FOR" all of the Argyle Nominees

Argyle Nominees	For	Withhold
Ryan Bogenschneider	☐	☐
Christine M. Candela	☐	☐
James M. Robinson IV	☐	☐

Argyle recommends a vote "FOR" each Acceptable Company Nominee

Acceptable Company Nominees:	For	Withhold
Eric B. Blashford	☐	☐
Philip J. Christman	☐	☐
Jeanette A. Press	☐	☐
Sachin Shivaran	☐	☐

Argyle recommends a vote to "WITHHOLD" on each Opposed Company Nominee

Opposed Company Nominees:	For	Withhold
David P. Reiland	☐	☐
Thomas A. Wagner	☐	☐
Cary B. Wood	☐	☐

Argyle recommends a vote "AGAINST" Proposal 2

	For	Against	Abstain
Proposal 2 – To cast a non-binding advisory vote approving the compensation for the Company's named executive officers.	☐	☐	☐

Argyle recommends a vote for the "One Year" Option on Proposal 3

	One Year	Two Years	Three Years	Abstain
Proposal 3 – To cast a non-binding advisory vote on the frequency of the Say-on-Pay Vote.	☐	☐	☐	☐

Argyle recommends a vote "AGAINST" Proposal 4

	For	Against	Abstain
Proposal 4 – To approve a third amendment to the Amended and Restated Broadwind, Inc. Equity Incentive Plan, as previously amended, to increase the number of shares of Common Stock available for awards under such Plan.	☐	☐	☐

Argyle recommends a vote "FOR" Proposal 5

	For	Against	Abstain
Proposal 5 – To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for 2023	☐	☐	☐

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

ONLY VALID IF SIGNED AND DATED. Please sign EXACTLY as name appears hereon. If more than one owner, each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (if jointly held) [PLEASE SIGN WITHIN BOX]	Date